EXHIBIT C

CLASS A CUSIP #00761HAA9
CLASS B CUSIP #00761HAB7
CLASS C CUSIP #00761HAC5


                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-B
                         PERIOD ENDING NOVEMBER 30, 2002


The information which is required to be prepared with respect to the Payment Date of December 20, 2002, and with respect to the performance of the Trust during the period of November 1, 2002 through November 30, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-B Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.   The amount of distribution in respect to principal payment to the
                 Class A Noteholder                                                                              $               --
                                                                                                                 ------------------

            2.   The amount of distribution in respect to principal payment to the
                 Class B Noteholder                                                                              $               --
                                                                                                                 ------------------

            3.   The amount of distribution in respect to principal payment to the
                 Class C Noteholder                                                                              $               --
                                                                                                                 ------------------

            4.   The amount of distribution in respect to principal payment to the
                 Class D Noteholder                                                                              $               --
                                                                                                                 ------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.   The amount of distribution in respect to the Class A Monthly Interest                           $          1.29844
                                                                                                                 ------------------

            2.   The amount of distribution in respect to the Class B Monthly Interest                           $          1.61511
                                                                                                                 ------------------

            3.   The amount of distribution in respect to the Class C Monthly Interest                           $          2.19844
                                                                                                                 ------------------

            4.   The amount of distribution in respect to the Class D Monthly Interest                           $          3.65678
                                                                                                                 ------------------

III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

            1.   The total amount of distribution in respect to the Class A Noteholder                           $          1.29844
                                                                                                                 ------------------

            2.   The total amount of distribution in respect to the Class B Noteholder                           $          1.61511
                                                                                                                 ------------------

            3.   The total amount of distribution in respect to the Class C Noteholder                           $          2.19844
                                                                                                                 ------------------

            4.   The total amount of distribution in respect to the Class D Noteholder                           $          3.65678
                                                                                                                 ------------------

IV.   Information regarding the performance of the Advanta Business Card Master Trust

            1.   The aggregate amount of such Collections with respect to Principal
                 Receivables for the Monthly Period preceding such Payment Date                                  $   413,391,695.02
                                                                                                                 ------------------

            2.   The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Monthly Period preceding such
                 Payment Date                                                                                    $    42,157,900.91
                                                                                                                 ------------------

            3.   Recoveries for the preceding Monthly Period                                                     $       691,731.70
                                                                                                                 ------------------

            4.   The Defaulted Amount for the preceding Monthly Period                                           $    16,196,062.52
                                                                                                                 ------------------

            5.   The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly
                 Period, and the denominator is the average Receivables for the
                 preceding Monthly Period                                                                                      7.99%
                                                                                                                 ------------------

            6.   The total amount of Principal Receivables in the trust at the beginning
                 of the preceding Monthly Period                                                                 $ 2,219,691,038.82
                                                                                                                 ------------------

            7.   The total amount of Principal Receivables in the trust as of the last
                 day of the preceding Monthly Period.                                                            $ 2,332,346,690.12
                                                                                                                 ------------------

            8.   The total amount of Finance Charge and Administrative Receivables in the
                 Trust at the beginning of the preceding Monthly Period.                                         $    50,113,762.41
                                                                                                                 ------------------

            9.   The total amount of Finance Charge and Administrative Receivables in the
                 Trust as of the last day of the preceding Monthly Period.                                       $    56,032,850.69
                                                                                                                 ------------------

            10.  The aggregated Adjusted Invested Amounts of all Series of Notes
                 outstanding as of the last day of the preceding Monthly Period                                  $ 1,866,818,063.00
                                                                                                                 ------------------

            11.  The Transferor Interest as of the last day of the preceding Monthly Period                      $   465,528,627.12
                                                                                                                 ------------------

            12.  The Transferor Percentage as of the last day of the preceding Monthly Period                                 19.96%
                                                                                                                 ------------------

            13.  The Required Transferor Percentage                                                                            7.00%
                                                                                                                 ------------------

            14.  The monthly principal payment rate for the preceding Monthly Period                                         18.624%
                                                                                                                 ------------------

            15.  The balance in the Excess Funding Account as of the last day of the
                 preceding  Monthly Period                                                                       $               --
                                                                                                                 ------------------

            16.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                                Percentage         Aggregate
                                                                                 of Total           Account
                                                                                Receivables         Balance
                                                                                -----------         -------
                        (a) Delinquent between 30 days and 59 days                   1.642%     $ 39,207,686.21
                        (b) Delinquent between 60 days and 89 days                   1.487%     $ 35,524,851.81
                        (c) Delinquent between 90 days and 119 days                  1.172%     $ 27,980,238.53
                        (d) Delinquent between 120 days and 149 days                 1.169%     $ 27,914,136.28
                        (e) Delinquent between 150 days and 179 days                 0.909%     $ 21,705,529.58
                        (f) Delinquent 180 days or greater                           0.000%     $      7,938.40
                                                                                ----------      ---------------
                        (e) Aggregate                                                6.378%     $152,340,380.81
                                                                                ==========      ===============

V.    Information regarding Series 2000-B

            1.   The amount of Principal Receivables in the Trust  represented by the
                 Invested Amount of Series 2000-B as of the last day of the related
                 Monthly Period                                                                                  $   600,000,000.00
                                                                                                                 ------------------

            2.   The amount of Principal Receivables in the Trust represented by the
                 Adjusted Invested Amount of Series 2000-B on the last day of the
                 related Monthly Period                                                                          $   600,000,000.00
                                                                                                                 ------------------
                                                                                                 NOTE FACTORS
            3.   The amount of Principal Receivables in the Trust represented by the
                 Class A Note Principal Balance on the last day of the related Monthly
                 Period                                                                                1.0000    $   480,000,000.00
                                                                                                                 ------------------

            4.   The amount of Principal Receivables in the Trust represented by the
                 Class B Note Principal Balance on the last day of the related Monthly
                 Period                                                                                1.0000    $    57,000,000.00
                                                                                                                 ------------------

            5.   The amount of Principal Receivables in the Trust represented by the
                 Class C Note Principal Balance on the last day of the related Monthly
                 Period                                                                                1.0000    $    42,000,000.00
                                                                                                                 ------------------

            6.   The amount of Principal Receivables in the trust represented by the
                 Class D Note Principal Balance on the last day of the related Monthly
                 Period                                                                                1.0000    $    21,000,000.00
                                                                                                                 ------------------

            7.   The Floating Investor Percentage with respect to the period:
                                                                                                                 ------------------

            November 1, 2002 through November 20, 2002                                                                   27.0307889%
            November 21, 2002 through November 30, 2002                                                                  25.5407682%

            8.   The Fixed Investor Percentage with respect to the period:
                                                                                                                 ------------------

            November 1, 2002 through November 20, 2002                                                                          N/A
            November 21, 2002 through November 30, 2002                                                                         N/A

            9.   The amount of Investor Principal Collections applicable to Series
                 2000-B                                                                                          $   109,525,915.07
                                                                                                                 ------------------

            10a. The amount of Available Finance Charge Collections on deposit in
                 the Collection Account on the related Payment Date                                              $     8,914,188.83
                                                                                                                 ------------------

            10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
                 Section 8.04(a) of the Master Indenture                                                         $     2,273,349.52
                                                                                                                 ------------------

            11.  The Investor Default Amount for the related Monthly Period                                      $     4,191,566.86
                                                                                                                 ------------------

            12.  The Monthly Servicing Fee for the related Monthly Period                                        $     1,000,000.00
                                                                                                                 ------------------

            13.  Trust yields for the related Monthly Period

                        a.  The cash yield for the related Monthly Period.                                                    22.38%
                                                                                                                 ------------------

                        b.  The default rate for the related Monthly Period                                                    8.38%
                                                                                                                 ------------------

                        c.  The Net Portfolio Yield for the related Monthly Period                                            14.00%
                                                                                                                 ------------------

                        d.  The Base Rate for the related Monthly Period                                                       3.77%
                                                                                                                 ------------------

                        e.  The Excess Spread Percentage for the related Monthly Period                                       10.23%
                                                                                                                 ------------------

                        f.  The Quarterly Excess Spread Percentage for the related
                            Monthly Period                                                                                    12.04%
                                                                                                                 ------------------

                                    i) Excess Spread Percentage related to                          Nov-02                    10.23%
                                                                                                                 ------------------

                                    ii) Excess Spread Percentage related to                         Oct-02                    13.13%
                                                                                                                 ------------------

                                    iii) Excess Spread Percentage related to                        Sep-02                    12.76%
                                                                                                                 ------------------

            14.  Floating Rate Determinations:

            LIBOR for the Interest Period from November 20 through and including
            December 19, 2002.                                                                                              1.38813%
                                                                                                                 ------------------

            15.  Principal Funding Account

                        a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits
                            and withdraws for the related Payment Date)                                          $               --
                                                                                                                 ------------------

                        b.  The Accumulation Shortfall with respect to the related
                            Monthly Period                                                                       $               --
                                                                                                                 ------------------

                        c.  The Principal Funding Investment Proceeds deposited in the
                            Collection Account to be treated as Available Finance Charge
                            Collections                                                                          $               --
                                                                                                                 ------------------

            16.  Reserve Account

                        a.  The amount on deposit in the Reserve Account on the related
                            Payment Date (after taking into consideration deposits and
                            withdraws for the related Payment Date)                                              $               --
                                                                                                                 ------------------

                        b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as
                            Available Finance Charge Collections                                                 $               --
                                                                                                                 ------------------

                        c.  Interest earnings on the Reserve Account deposited into the
                            Collection Account to be treated as Available Finance
                            Charge Collections                                                                   $               --
                                                                                                                 ------------------

            17.  Cash Collateral Account

                        a.  The Required Cash Collateral Account Amount on the related
                            Payment Date                                                                         $    10,500,000.00
                                                                                                                 ------------------

                        b.  The Available Cash Collateral Account Amount on the
                            related Payment Date                                                                 $    10,500,000.00
                                                                                                                 ------------------

            18.  Investor Charge-Offs

                        a.  The aggregate amount of Investor Charge-Offs for the
                            related Monthly Period                                                               $               --
                                                                                                                 ------------------

                        b.  The aggregate amount of Investor Charge-Offs reimbursed
                            on the Payment Date                                                                  $               --
                                                                                                                 ------------------

            19.  The Monthly Principal Reallocation Amount for the related Monthly
                 Period                                                                                          $               --
                                                                                                                 ------------------

                           Advanta Bank Corp.
                           as Servicer

                           By:    /s/ MARK SHAPIRO
                           Name:  Mark Shapiro
                           Title: Assistant Vice President - Structured Finance

EXHIBIT C


CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8


                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                         PERIOD ENDING NOVEMBER 30, 2002


The information which is required to be prepared with respect to the Payment Date of December 20, 2002, and with respect to the performance of the Trust during the period of November 1, 2002 through November 30, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.   The amount of distribution in respect to principal payment to the
                 Class A Noteholder                                                                              $               --
                                                                                                                 ------------------

            2.   The amount of distribution in respect to principal payment to the
                 Class B Noteholder                                                                              $               --
                                                                                                                 ------------------

            3.   The amount of distribution in respect to principal payment to the
                 Class C Noteholder                                                                              $               --
                                                                                                                 ------------------

            4.   The amount of distribution in respect to principal payment to the
                 Class D Noteholder                                                                              $               --
                                                                                                                 ------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.   The amount of distribution in respect to the Class A Monthly Interest                           $          1.36511
                                                                                                                 ------------------

            2.   The amount of distribution in respect to the Class B Monthly Interest                           $          1.74011
                                                                                                                 ------------------

            3.   The amount of distribution in respect to the Class C Monthly Interest                           $          2.36511
                                                                                                                 ------------------

            4.   The amount of distribution in respect to the Class D Monthly Interest                           $          4.49011
                                                                                                                 ------------------

III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

            1.   The total amount of distribution in respect to the Class A Noteholder                           $          1.36511
                                                                                                                 ------------------

            2.   The total amount of distribution in respect to the Class B Noteholder                           $          1.74011
                                                                                                                 ------------------

            3.   The total amount of distribution in respect to the Class C Noteholder                           $          2.36511
                                                                                                                 ------------------

            4.   The total amount of distribution in respect to the Class D Noteholder                           $          4.49011
                                                                                                                 ------------------

IV.   Information regarding the performance of the Advanta Business Card Master
      Trust

            1.   The aggregate amount of such Collections with respect to Principal
                 Receivables for the Monthly Period preceding such Payment Date                                  $   413,391,695.02
                                                                                                                 ------------------

            2.   The aggregate amount of such Collections with respect to Finance
                 Charge and Administrative Receivables for the Monthly Period
                 preceding such Payment Date                                                                     $    42,157,900.91
                                                                                                                 ------------------

            3.   Recoveries for the preceding Monthly Period                                                     $       691,731.70
                                                                                                                 ------------------

            4.   The Defaulted Amount for the preceding Monthly Period                                           $    16,196,062.52
                                                                                                                 ------------------

            5.   The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly
                 Period, and the denominator is the average Receivables for the
                 preceding Monthly Period                                                                                      7.99%
                                                                                                                 ------------------

            6.   The total amount of Principal Receivables in the trust at the beginning
                 of the preceding Monthly Period                                                                 $ 2,219,691,038.82
                                                                                                                 ------------------

            7.   The total amount of Principal Receivables in the trust as of the last
                 day of the preceding Monthly Period                                                             $ 2,332,346,690.12
                                                                                                                 ------------------

            8.   The total amount of Finance Charge and Administrative Receivables in the
                 Trust at the beginning of the preceding Monthly Period                                          $    50,113,762.41
                                                                                                                 ------------------

            9.   The total amount of Finance Charge and Administrative Receivables in the
                 Trust as of the last day of the preceding Monthly Period                                        $    56,032,850.69
                                                                                                                 ------------------

            10.  The aggregated Adjusted Invested Amounts of all Series of Notes
                 outstanding as of the last day of the preceding Monthly Period                                  $ 1,866,818,063.00
                                                                                                                 ------------------

            11.  The Transferor Interest as of the last day of the preceding Monthly Period                      $   465,528,627.12
                                                                                                                 ------------------

            12.  The Transferor Percentage as of the last day of the preceding Monthly Period                                 19.96%
                                                                                                                 ------------------

            13.  The Required Transferor Percentage                                                                            7.00%
                                                                                                                 ------------------

            14.  The monthly principal payment rate for the preceding Monthly Period                                         18.624%
                                                                                                                 ------------------

            15.  The balance in the Excess Funding Account as of the last day of the
                 preceding  Monthly Period                                                                       $               --
                                                                                                                 ------------------

            16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                                Percentage         Aggregate
                                                                                 of Total           Account
                                                                                Receivables         Balance
                                                                                -----------         -------
                         (a) Delinquent between 30 days and 59 days                  1.642%     $  39,207,686.21
                         (b) Delinquent between 60 days and 89 days                  1.487%     $  35,524,851.81
                         (c) Delinquent between 90 days and 119 days                 1.172%     $  27,980,238.53
                         (d) Delinquent between 120 days and 149 days                1.169%     $  27,914,136.28
                         (e) Delinquent between 150 days and 179 days                0.909%     $  21,705,529.58
                         (f) Delinquent 180 days or greater                          0.000%           $ 7,938.40
                                                                                ----------      ---------------
                         (e) Aggregate                                               6.378%     $ 152,340,380.81
                                                                                ==========      ===============

V.    Information regarding Series 2000-C

            1.   The amount of Principal Receivables in the Trust  represented by the
                 Invested Amount of Series 2000-C as of the last day of the related
                 Monthly Period                                                                                  $   400,000,000.00
                                                                                                                 ------------------

            2.   The amount of Principal Receivables in the Trust represented by the
                 Adjusted Invested Amount of Series 2000-C on the last day of the
                 related Monthly Period                                                                          $   400,000,000.00
                                                                                                                 ------------------
                                                                                                 NOTE FACTORS
            3.   The amount of Principal Receivables in the Trust represented by the
                 Class A Note Principal Balance on the last day of the related
                 Monthly Period                                                                        1.0000    $   320,000,000.00
                                                                                                                 ------------------

            4.   The amount of Principal Receivables in the Trust represented by the
                 Class B Note Principal Balance on the last day of the related
                 Monthly Period                                                                        1.0000    $    38,000,000.00
                                                                                                                 ------------------

            5.   The amount of Principal Receivables in the Trust represented by the
                 Class C Note Principal Balance on the last day of the related
                 Monthly Period                                                                        1.0000    $    28,000,000.00
                                                                                                                 ------------------

            6.   The amount of Principal Receivables in the trust represented by the
                 Class D Note Principal Balance on the last day of the related
                 Monthly Period                                                                        1.0000    $    14,000,000.00
                                                                                                                 ------------------

            7.   The Floating Investor Percentage with respect to the period:

            November 1, 2002 through November 20, 2002                                                                   18.0205260%
                                                                                                                 ------------------
            November 21, 2002 through November 30, 2002                                                                  17.0271788%
                                                                                                                 ------------------

            8.   The Fixed Investor Percentage with respect to the period:

            November 1, 2002 through November 20, 2002                                                                          N/A
                                                                                                                 ------------------
            November 21, 2002 through November 30, 2002                                                                         N/A
                                                                                                                 ------------------

            9.   The amount of Investor Principal Collections applicable to
                 Series 2000-C                                                                                   $    73,017,276.89
                                                                                                                 ------------------

            10a. The amount of Available Finance Charge Collections on deposit in the
                 Collection Account on the related Payment Date                                                  $     5,942,792.57
                                                                                                                 ------------------

            10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
                 Section 8.04(a) of the Master Indenture                                                         $     1,515,566.35
                                                                                                                 ------------------

            11.  The Investor Default Amount for the related Monthly Period                                      $     2,794,377.91
                                                                                                                 ------------------

            12.  The Monthly Servicing Fee for the related Monthly Period                                        $       666,666.67
                                                                                                                 ------------------

            13.  Trust yields for the related Monthly Period
                                                                                                                 ------------------

                        a.  The cash yield for the related Monthly Period                                                     22.38%
                                                                                                                 ------------------

                        b.  The default rate for the related Monthly Period                                                    8.38%
                                                                                                                 ------------------

                        c.  The Net Portfolio Yield for the related Monthly Period                                            14.00%
                                                                                                                 ------------------

                        d.  The Base Rate for the related Monthly Period                                                       3.90%
                                                                                                                 ------------------

                        e.  The Excess Spread Percentage for the related Monthly Period                                       10.10%
                                                                                                                 ------------------

                        f.  The Quarterly Excess Spread Percentage for the related
                            Monthly Period                                                                                    11.91%
                                                                                                                 ------------------

                                    i) Excess Spread Percentage related to                          Nov-02                    10.10%
                                                                                                                 ------------------

                                    ii) Excess Spread Percentage related to                         Oct-02                    13.00%
                                                                                                                 ------------------

                                    iii) Excess Spread Percentage related to                        Sep-02                    12.62%
                                                                                                                 ------------------

            14.  Floating Rate Determinations:

            LIBOR for the Interest Period from November 20 through and including
            December 19, 2002                                                                                               1.38813%
                                                                                                                 ------------------

            15.  Principal Funding Account

                        a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration
                            deposits and withdraws for the related Payment Date)                                 $               --
                                                                                                                 ------------------

                        b.  The Accumulation Shortfall with respect to the related
                            Monthly Period                                                                       $               --
                                                                                                                 ------------------

                        c.  The Principal Funding Investment Proceeds deposited in the
                            Collection Account to be treated as Available Finance Charge
                            Collections                                                                          $               --
                                                                                                                 ------------------

            16.  Reserve Account

                        a.  The amount on deposit in the Reserve Account on the related
                            Payment Date (after taking into consideration deposits and
                            withdraws for the related Payment Date)                                              $               --
                                                                                                                 ------------------

                        b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as
                            Available Finance Charge Collections                                                 $               --
                                                                                                                 ------------------

                        c.  Interest earnings on the Reserve Account deposited into the
                            Collection Account to be treated as Available Finance Charge
                            Collections                                                                          $               --
                                                                                                                 ------------------

            17.  Cash Collateral Account

                        a.  The Required Cash Collateral Account Amount on the
                            related Payment Date                                                                 $     7,000,000.00
                                                                                                                 ------------------

                        b.  The Available Cash Collateral Account Amount on the related
                            Payment Date                                                                         $     7,000,000.00
                                                                                                                 ------------------

            18.  Investor Charge-Offs

                        a.  The aggregate amount of Investor Charge-Offs for the
                            related Monthly Period                                                               $               --
                                                                                                                 ------------------

                        b.  The aggregate amount of Investor Charge-Offs reimbursed
                            on the Payment Date                                                                  $               --
                                                                                                                 ------------------

            19.  The Monthly Principal Reallocation Amount for the related Monthly
                 Period                                                                                          $               --
                                                                                                                 ------------------

                           Advanta Bank Corp.
                           as Servicer

                           By:     /s/ MARK SHAPIRO
                           Name:   Mark Shapiro
                           Title:  Assistant Vice President - Structured Finance

EXHIBIT C


CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0


                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                         PERIOD ENDING NOVEMBER 30, 2002


The information which is required to be prepared with respect to the Payment Date of December 20, 2002, and with respect to the performance of the Trust during the period of November 1, 2002 through November 30, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.   The amount of distribution in respect to principal payment to the
                 Class A Noteholder                                                                              $               --
                                                                                                                 ------------------

            2.   The amount of distribution in respect to principal payment to the
                 Class B Noteholder                                                                              $               --
                                                                                                                 ------------------

            3.   The amount of distribution in respect to principal payment to the
                 Class C Noteholder                                                                              $               --
                                                                                                                 ------------------

            4.   The amount of distribution in respect to principal payment to the
                 Class D Noteholder                                                                              $               --
                                                                                                                 ------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.   The amount of distribution in respect to the Class A Monthly Interest                           $          1.40678
                                                                                                                 ------------------

            2.   The amount of distribution in respect to the Class B Monthly Interest                           $          1.86511
                                                                                                                 ------------------

            3.   The amount of distribution in respect to the Class C Monthly Interest                           $          2.44844
                                                                                                                 ------------------

            4.   The amount of distribution in respect to the Class D Monthly Interest                           $          5.32344
                                                                                                                 ------------------

III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

            1.   The total amount of distribution in respect to the Class A Noteholder                           $          1.40678
                                                                                                                 ------------------

            2.   The total amount of distribution in respect to the Class B Noteholder                           $          1.86511
                                                                                                                 ------------------

            3.   The total amount of distribution in respect to the Class C Noteholder                           $          2.44844
                                                                                                                 ------------------

            4.   The total amount of distribution in respect to the Class D Noteholder                           $          5.32344
                                                                                                                 ------------------

IV.   Information regarding the performance of the Advanta Business Card Master
      Trust

            1.   The aggregate amount of such Collections with respect to Principal
                 Receivables for the Monthly Period preceding such Payment Date                                  $   413,391,695.02
                                                                                                                 ------------------

            2.   The aggregate amount of such Collections with respect to Finance
                 Charge and Administrative Receivables for the Monthly Period preceding
                 such Payment Date                                                                               $    42,157,900.91
                                                                                                                 ------------------

            3.   Recoveries for the preceding Monthly Period                                                     $       691,731.70
                                                                                                                 ------------------

            4.   The Defaulted Amount for the preceding Monthly Period                                           $    16,196,062.52
                                                                                                                 ------------------

            5.   The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding
                 Monthly Period, and the denominator is the average Receivables for
                 the preceding Monthly Period                                                                                  7.99%
                                                                                                                 ------------------

            6.   The total amount of Principal Receivables in the trust at the
                 beginning of the preceding Monthly Period                                                       $ 2,219,691,038.82
                                                                                                                 ------------------

            7.   The total amount of Principal Receivables in the trust as of the
                 last day of the preceding Monthly Period.                                                       $ 2,332,346,690.12
                                                                                                                 ------------------

            8.   The total amount of Finance Charge and Administrative Receivables
                 in the Trust at the beginning of the preceding Monthly Period.                                  $    50,113,762.41
                                                                                                                 ------------------

            9.   The total amount of Finance Charge and Administrative Receivables
                 in the Trust as of the last day of the preceding Monthly Period.                                $    56,032,850.69
                                                                                                                 ------------------

            10.  The aggregated Adjusted Invested Amounts of all Series of Notes
                 outstanding as of the last day of the preceding Monthly Period                                  $ 1,866,818,063.00
                                                                                                                 ------------------

            11.  The Transferor Interest as of the last day of the preceding
                 Monthly Period                                                                                  $   465,528,627.12
                                                                                                                 ------------------

            12.  The Transferor Percentage as of the last day of the preceding
                 Monthly Period                                                                                               19.96%
                                                                                                                 ------------------

            13.  The Required Transferor Percentage                                                                            7.00%
                                                                                                                 ------------------

            14.  The monthly principal payment rate for the preceding Monthly Period                                         18.624%
                                                                                                                 ------------------

            15.  The balance in the Excess Funding Account as of the last day of the
                 preceding Monthly Period                                                                        $               --
                                                                                                                 ------------------

            16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                                Percentage         Aggregate
                                                                                 of Total           Account
                                                                                Receivables         Balance
                                                                                -----------         -------
                        (a) Delinquent between 30 days and 59 days                   1.642%     $ 39,207,686.21
                        (b) Delinquent between 60 days and 89 days                   1.487%     $ 35,524,851.81
                        (c) Delinquent between 90 days and 119 days                  1.172%     $ 27,980,238.53
                        (d) Delinquent between 120 days and 149 days                 1.169%     $ 27,914,136.28
                        (e) Delinquent between 150 days and 179 days                 0.909%     $ 21,705,529.58
                        (f) Delinquent 180 days or greater                           0.000%     $      7,938.40
                                                                                ----------      ---------------
                        (e) Aggregate                                                6.378%     $152,340,380.81
                                                                                ==========      ===============

V.    Information regarding Series 2001-A

            1.   The amount of Principal Receivables in the Trust  represented by the
                 Invested Amount of Series 2001-A as of the last day of the related
                 Monthly Period                                                                                  $   300,000,000.00
                                                                                                                 ------------------

            2.   The amount of Principal Receivables in the Trust represented by the
                 Adjusted Invested Amount of Series 2001-A on the last day of the
                 related Monthly Period                                                                          $   300,000,000.00
                                                                                                                 ------------------
                                                                                                 NOTE FACTORS
            3.   The amount of Principal Receivables in the Trust represented by the
                 Class A Note Principal Balance on the last day of the related
                 Monthly Period                                                                        1.0000    $   240,000,000.00
                                                                                                                 ------------------

            4.   The amount of Principal Receivables in the Trust represented by the
                 Class B Note Principal Balance on the last day of the related
                 Monthly Period                                                                        1.0000    $    28,500,000.00
                                                                                                                 ------------------

            5.   The amount of Principal Receivables in the Trust represented by the
                 Class C Note Principal Balance on the last day of the related
                 Monthly Period                                                                        1.0000    $    21,000,000.00
                                                                                                                 ------------------

            6.   The amount of Principal Receivables in the trust represented by the
                 Class D Note Principal Balance on the last day of the related
                 Monthly Period                                                                        1.0000    $    10,500,000.00
                                                                                                                 ------------------

            7.   The Floating Investor Percentage with respect to the period:

            November 1, 2002 through November 20, 2002                                                                   13.5153945%
                                                                                                                 ------------------
            November 21, 2002 through November 30, 2002                                                                  12.7703841%
                                                                                                                 ------------------

            8.   The Fixed Investor Percentage with respect to the period:

            November 1, 2002 through November 20, 2002                                                                          N/A
                                                                                                                 ------------------
            November 21, 2002 through November 30, 2002                                                                         N/A
                                                                                                                 ------------------

            9.   The amount of Investor Principal Collections applicable to
                 Series 2001-A                                                                                   $    54,762,957.67
                                                                                                                 ------------------

            10a. The amount of Available Finance Charge Collections on deposit in the
                 Collection Account on the related Payment Date                                                  $     4,457,094.43
                                                                                                                 ------------------

            10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
                 Section 8.04(a) of the Master Indenture                                                         $     1,136,674.76
                                                                                                                 ------------------

            11.  The Investor Default Amount for the related Monthly Period                                      $     2,095,783.43
                                                                                                                 ------------------

            12.  The Monthly Servicing Fee for the related Monthly Period                                        $       500,000.00
                                                                                                                 ------------------

            13.  Trust yields for the related Monthly Period

                        a.  The cash yield for the related Monthly Period.                                                    22.38%
                                                                                                                 ------------------

                        b.  The default rate for the related Monthly Period                                                    8.38%
                                                                                                                 ------------------

                        c.  The Net Portfolio Yield for the related Monthly Period .                                          14.00%
                                                                                                                 ------------------

                        d.  The Base Rate for the related Monthly Period .                                                     3.99%
                                                                                                                 ------------------

                        e.  The Excess Spread Percentage for the related Monthly Period                                       10.01%
                                                                                                                 ------------------

                        f.  The Quarterly Excess Spread Percentage for the related
                            Monthly Period                                                                                    11.81%
                                                                                                                 ------------------

                                    i) Excess Spread Percentage related to                       Nov-02                       10.01%
                                                                                                                 ------------------

                                    ii) Excess Spread Percentage related to                      Oct-02                       12.91%
                                                                                                                 ------------------

                                    iii) Excess Spread Percentage related to                     Sep-02                       12.52%
                                                                                                                 ------------------

            14.  Floating Rate Determinations:

            LIBOR for the Interest Period from November 20 through and including
            December 19, 2002.                                                                                              1.38813%
                                                                                                                 ------------------

            15.  Principal Funding Account

                        a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration
                            deposits and withdraws for the related Payment Date)                                 $               --
                                                                                                                 ------------------

                        b.  The Accumulation Shortfall with respect to the related
                            Monthly Period                                                                       $               --
                                                                                                                 ------------------

                        c.  The Principal Funding Investment Proceeds deposited in the
                            Collection Account to be treated as Available Finance
                            Charge Collections                                                                   $               --
                                                                                                                 ------------------

            16.  Reserve Account

                        a.  The amount on deposit in the Reserve Account on the related
                            Payment Date (after taking into consideration deposits
                            and withdraws for the related Payment Date)                                          $               --
                                                                                                                 ------------------

                        b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as
                            Available Finance Charge Collections                                                 $               --
                                                                                                                 ------------------

                        c.  Interest earnings on the Reserve Account deposited into the Collection Account to be treated as Available Finance
                            Charge Collections                                                                   $               --
                                                                                                                 ------------------

            17.  Cash Collateral Account

                        a.  The Required Cash Collateral Account Amount on the related
                            Payment Date                                                                         $     5,250,000.00
                                                                                                                 ------------------

                        b.  The Available Cash Collateral Account Amount on the related
                            Payment Date                                                                         $     5,250,000.00
                                                                                                                 ------------------

            18.  Investor Charge-Offs

                        a.  The aggregate amount of Investor Charge-Offs for the related
                            Monthly Period                                                                       $               --
                                                                                                                 ------------------

                        b.  The aggregate amount of Investor Charge-Offs reimbursed
                             on the Payment Date                                                                 $               --
                                                                                                                 ------------------

            19.  The Monthly Principal Reallocation Amount for the related Monthly Period                        $               --
                                                                                                                 ------------------

                           Advanta Bank Corp.
                           as Servicer

                           By:     /s/ MARK SHAPIRO
                           Name:   Mark Shapiro
                           Title:  Assistant Vice President - Structured Finance

EXHIBIT C


CLASS A CUSIP #00761HAK7
CLASS B CUSIP #00761HAL5
CLASS C CUSIP #00761HAM3


                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2002-A
                         PERIOD ENDING NOVEMBER 30, 2002


The information which is required to be prepared with respect to the Payment Date of December 20, 2002, and with respect to the performance of the Trust during the period of November 1, 2002 through November 30, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2002-A Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.   The amount of distribution in respect to principal payment to the
                 Class A Noteholder                                                                              $               --
                                                                                                                 ------------------

            2.   The amount of distribution in respect to principal payment to the
                 Class B Noteholder                                                                              $               --
                                                                                                                 ------------------

            3.   The amount of distribution in respect to principal payment to the
                 Class C Noteholder                                                                              $               --
                                                                                                                 ------------------

            4.   The amount of distribution in respect to principal payment to the
                 Class D Noteholder                                                                              $               --
                                                                                                                 ------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.   The amount of distribution in respect to the Class A Monthly Interest                           $          1.32344
                                                                                                                 ------------------

            2.   The amount of distribution in respect to the Class B Monthly Interest                           $          1.74011
                                                                                                                 ------------------

            3.   The amount of distribution in respect to the Class C Monthly Interest                           $          2.61511
                                                                                                                 ------------------

            4.   The amount of distribution in respect to the Class D Monthly Interest                           $          6.57344
                                                                                                                 ------------------

III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

            1.   The total amount of distribution in respect to the Class A Noteholder                           $          1.32344
                                                                                                                 ------------------

            2.   The total amount of distribution in respect to the Class B Noteholder                           $          1.74011
                                                                                                                 ------------------

            3.   The total amount of distribution in respect to the Class C Noteholder                           $          2.61511
                                                                                                                 ------------------

            4.   The total amount of distribution in respect to the Class D Noteholder                           $          6.57344
                                                                                                                 ------------------

IV.   Information regarding the performance of the Advanta Business Card Master
      Trust

            1.   The aggregate amount of such Collections with respect to Principal
                 Receivables for the Monthly Period preceding such Payment Date                                  $   413,391,695.02
                                                                                                                 ------------------

            2.   The aggregate amount of such Collections with respect to Finance
                 Charge and Administrative Receivables for the Monthly Period preceding
                 such Payment Date                                                                               $    42,157,900.91
                                                                                                                 ------------------

            3.   Recoveries for the preceding Monthly Period                                                     $       691,731.70
                                                                                                                 ------------------

            4.   The Defaulted Amount for the preceding Monthly Period                                           $    16,196,062.52
                                                                                                                 ------------------

            5.   The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding
                 Monthly Period, and the denominator is the average Receivables for
                 the preceding Monthly Period                                                                                  7.99%
                                                                                                                 ------------------

            6.   The total amount of Principal Receivables in the trust at the
                 beginning of the preceding Monthly Period                                                       $ 2,219,691,038.82
                                                                                                                 ------------------

            7.   The total amount of Principal Receivables in the trust as of the last
                 day of the preceding Monthly Period.                                                            $ 2,332,346,690.12
                                                                                                                 ------------------

            8.   The total amount of Finance Charge and Administrative Receivables in
                 the Trust at the beginning of the preceding Monthly Period.                                     $    50,113,762.41
                                                                                                                 ------------------

            9.   The total amount of Finance Charge and Administrative Receivables in
                 the Trust as of the last day of the preceding Monthly Period.                                   $    56,032,850.69
                                                                                                                 ------------------

            10.  The aggregated Adjusted Invested Amounts of all Series of Notes
                 outstanding as of the last day of the preceding Monthly Period                                  $ 1,866,818,063.00
                                                                                                                 ------------------

            11.  The Transferor Interest as of the last day of the preceding Monthly
                 Period                                                                                          $   465,528,627.12
                                                                                                                 ------------------

            12.  The Transferor Percentage as of the last day of the preceding
                 Monthly Period                                                                                               19.96%
                                                                                                                 ------------------

            13.  The Required Transferor Percentage                                                                            7.00%
                                                                                                                 ------------------

            14.  The monthly principal payment rate for the preceding Monthly Period                                         18.624%
                                                                                                                 ------------------

            15.  The balance in the Excess Funding Account as of the last day of the
                 preceding  Monthly Period                                                                       $               --
                                                                                                                 ------------------

            16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                                Percentage         Aggregate
                                                                                 of Total           Account
                                                                                Receivables         Balance
                                                                                -----------         -------
                        (a) Delinquent between 30 days and 59 days                   1.642%     $ 39,207,686.21
                        (b) Delinquent between 60 days and 89 days                   1.487%     $ 35,524,851.81
                        (c) Delinquent between 90 days and 119 days                  1.172%     $ 27,980,238.53
                        (d) Delinquent between 120 days and 149 days                 1.169%     $ 27,914,136.28
                        (e) Delinquent between 150 days and 179 days                 0.909%     $ 21,705,529.58
                        (f) Delinquent 180 days or greater                           0.000%     $      7,938.40
                                                                                ----------      ---------------
                        (e) Aggregate                                                6.378%     $152,340,380.81
                                                                                ==========      ===============

V.    Information regarding Series 2002-A

            1.   The amount of Principal Receivables in the Trust  represented by the
                 Invested Amount of Series 2002-A as of the last day of the related
                 Monthly Period                                                                                  $   300,000,000.00
                                                                                                                 ------------------

            2.   The amount of Principal Receivables in the Trust represented by the
                 Adjusted Invested Amount of Series 2002-A on the last day of the
                 related Monthly Period                                                                          $   300,000,000.00
                                                                                                                 ------------------
                                                                                                NOTE FACTORS
            3.   The amount of Principal Receivables in the Trust represented by the
                 Class A Note Principal Balance on the last day of the related
                 Monthly Period                                                                       1.0000     $   240,000,000.00
                                                                                                                 ------------------

            4.   The amount of Principal Receivables in the Trust represented by the
                 Class B Note Principal Balance on the last day of the related
                 Monthly Period                                                                       1.0000     $    27,750,000.00
                                                                                                                 ------------------

            5.   The amount of Principal Receivables in the Trust represented by the
                 Class C Note Principal Balance on the last day of the related
                 Monthly Period                                                                       1.0000     $    21,750,000.00
                                                                                                                 ------------------

            6.   The amount of Principal Receivables in the trust represented by the
                 Class D Note Principal Balance on the last day of the related
                 Monthly Period                                                                       1.0000     $    10,500,000.00
                                                                                                                 ------------------

            7.   The Floating Investor Percentage with respect to the period:

            November 1, 2002 through November 20, 2002                                                                   13.5153945%
                                                                                                                 ------------------
            November 21, 2002 through November 30, 2002                                                                  12.7703841%
                                                                                                                 ------------------

            8.   The Fixed Investor Percentage with respect to the period:

            November 1, 2002 through November 20, 2002                                                                          N/A
                                                                                                                 ------------------
            November 21, 2002 through November 30, 2002                                                                         N/A
                                                                                                                 ------------------

            9.   The amount of Investor Principal Collections applicable to
                 Series 2002-A                                                                                   $    54,762,957.67
                                                                                                                 ------------------

            10a. The amount of the Investor Finance Charge Collections on deposit in the Collection Account on the Related Payment Date to be treated as
                 Servicer Interchange.                                                                           $        62,500.00
                                                                                                                 ------------------

            10b. The amount of Available Finance Charge Collections on deposit in the
                 Collection Account on the related Payment Date                                                  $     4,457,094.43
                                                                                                                 ------------------

            10c. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to Section
                 8.04(a) of the Master Indenture                                                                 $     1,074,174.76
                                                                                                                 ------------------

            11.  The Investor Default Amount for the related Monthly Period                                      $     2,095,783.43
                                                                                                                 ------------------

            12.  The Monthly Servicing Fee for the related Monthly Period                                        $       500,000.00
                                                                                                                 ------------------

            13.  Trust yields for the related Monthly Period

                        a. The cash yield for the related Monthly Period.                                                     22.38%
                                                                                                                 ------------------

                        b. The default rate for the related Monthly Period                                                     8.38%
                                                                                                                 ------------------

                        c. The Net Portfolio Yield for the related Monthly Period                                             14.00%
                                                                                                                 ------------------

                        d.  The Base Rate for the related Monthly Period                                                       3.97%
                                                                                                                 ------------------

                        e.  The Excess Spread Percentage for the related Monthly
                            Period                                                                                            10.03%
                                                                                                                 ------------------

                        f.  The Quarterly Excess Spread Percentage for the related
                            Monthly Period                                                                                    11.84%
                                                                                                                 ------------------

                                    i) Excess Spread Percentage related to                          Nov-02                    10.03%
                                                                                                                 ------------------

                                    ii) Excess Spread Percentage related to                         Oct-02                    12.93%
                                                                                                                 ------------------

                                    iii) Excess Spread Percentage related to                        Sep-02                    12.55%
                                                                                                                 ------------------

            14.   Floating Rate Determinations:

            LIBOR for the Interest Period from November 20 through and including
            December 19, 2002.                                                                                              1.38813%
                                                                                                                 ------------------

            15.  Principal Funding Account

                        a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration
                            deposits and withdraws for the related Payment Date)                                 $               --
                                                                                                                 ------------------

                        b.  The Accumulation Shortfall with respect to the related
                            Monthly Period                                                                       $               --
                                                                                                                 ------------------

                        c.  The Principal Funding Investment Proceeds deposited in the
                            Collection Account to be treated as Available Finance
                            Charge Collections                                                                   $               --
                                                                                                                 ------------------

            16.  Reserve Account

                        a.  The amount on deposit in the Reserve Account on the related
                            Payment Date (after taking into consideration deposits and
                            withdraws for the related Payment Date)                                              $               --
                                                                                                                 ------------------

                        b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as
                            Available Finance Charge Collections                                                 $               --
                                                                                                                 ------------------

                        c.  Interest earnings on the Reserve Account deposited into the
                            Collection Account to be treated as Available Finance
                            Charge Collections                                                                   $               --
                                                                                                                 ------------------

            17.  Cash Collateral Account

                        a.  The Required Cash Collateral Account Amount on the related
                            Payment Date                                                                         $     6,000,000.00
                                                                                                                 ------------------

                        b.  The Available Cash Collateral Account Amount on the related
                            Payment Date                                                                         $     6,000,000.00
                                                                                                                 ------------------

            18.  Investor Charge-Offs

                        a.  The aggregate amount of Investor Charge-Offs for the related
                            Monthly Period                                                                       $               --
                                                                                                                 ------------------

                        b.  The aggregate amount of Investor Charge-Offs reimbursed
                            on the Payment Date                                                                  $               --
                                                                                                                 ------------------

            19.  The Monthly Principal Reallocation Amount for the related Monthly Period                        $               --
                                                                                                                 ------------------


                           Advanta Bank Corp.
                           as Servicer

                           By:     /s/ MARK SHAPIRO
                           Name:   Mark Shapiro
                           Title:  Assistant Vice President - Structured Finance